SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 OCTOBER 6, 2003

                              KANSAS CITY SOUTHERN
               (Exact name of company as specified in its charter)


       DELAWARE                       1-4717                    44-0663509
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission file number)        (IRS Employer
     of incorporation)                                    Identification Number)


                427 WEST 12TH STREET, KANSAS CITY, MISSOURI 64105
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                COMPANY'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                (816) 983 - 1303


                                 NOT APPLICABLE
          (Former name or former address if changed since last report)

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

(c)           Exhibits

              EXHIBIT NO.                                 DOCUMENT
              (99)                                        Additional Exhibits

              99.1                                        Press Release issued
                                                          by Kansas City
                                                          Southern dated October
                                                          6, 2003 entitled,
                                                          "Kansas City Southern
                                                          Announces Third
                                                          Quarter 2003 Release
                                                          Date, Presentation and
                                                          Conference Call
                                                          Details," is attached
                                                          hereto as Exhibit 99.1


ITEM 9.       REGULATION FD DISCLOSURE

Kansas City Southern ("KCS" or "Company") is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. Exhibit 99.1 is the KCS news release, dated October 6, 2003, announcing the date, time and other relevant information regarding the Company's third quarter presentation and conference call of its financial results for the three and nine months ended September 30, 2003.

The information included in this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.



SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Kansas City Southern


Date: October 8, 2003                    By:    /S/  LOUIS G. VAN HORN
                                            ----------------------------------
                                                    Louis G. Van Horn
                                             Vice President and Comptroller
                                             (Principal Accounting Officer)

EXHIBIT 99.1

    KANSAS CITY SOUTHERN                                           PRESS RELEASE
    Cathedral Square - 427 West 12TH Street - P.O. Box 219335
    Kansas City, Missouri 64121-9335                            NYSE SYMBOL: KSU


    DATE:             October 6, 2003

    MEDIA CONTACT:

        Mexico        Gabriel Guerra            Phone: 011-5255-5273-5359
                      Gguerra@gcya.net

        U.S.          William H. Galligan       Phone: 816/983-1551
                      william.h.galligan@kcsr.com



         KANSAS CITY SOUTHERN ANNOUNCES THIRD QUARTER 2003 RELEASE DATE,
                    PRESENTATION AND CONFERENCE CALL DETAILS


Kansas City Southern (KCS) (NYSE:KSU) will report its third quarter 2003 financial results on Wednesday, October 29, 2003, prior to the opening of trading of the New York Stock Exchange (NYSE).

KCS will hold its third quarter 2003 earnings and operations overview presentation on October 29 at 1:00 p.m. Eastern. The presentation will be held at the JPMorgan building, 270 Park Avenue, 11th Floor, Conference Room F. A buffet lunch will be available at 12:30 p.m.

Shareholders and other interested parties who are not able to attend the meeting can listen to the presentation via telephone. To access the presentation, call 1-800-955-1795 (U.S. and Canada) or 1-706-643-0096 (International) approximately five minutes before the meeting. A replay of the presentation will be available for one week (11/6/03) by calling 1-800-642-1687 (U.S. and Canada) or 1-706-645-9291 (International), Conference ID #: 2982366. The accompanying charts to the presentation can be accessed on the KCS website, www.kcsi.com, on October 29 immediately prior to the presentation.

KCS is a transportation holding company that has railroad investments in the United States, Mexico and Panama. Its primary holding is The Kansas City Southern Railway (KCSR). Headquartered in Kansas City, Missouri, KCSR serves customers in the central and south central regions of the U.S. KCS's rail holdings and investments are primary components of a NAFTA railway system that links the commercial and industrial centers of the United States, Canada and Mexico.